UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Explanatory Note

On August 19, 2011, we filed a Current Report on Form 8-K, or the Form 8-K, reporting that we had made available to our stockholders a supplemental operating and financial data report for the quarter ended June 30, 2011, or the Supplemental Information Report. The Supplemental Information Report was furnished under Item 7.01 of the Form 8-K as Exhibit 99.1. We are filing this Current Report on Form 8-K/A, or Form 8-K/A, to correct a scrivener’s error to the line item "funds from operations per common share– basic and diluted," of the "Modified Funds From Operations Reconciliation" table on page 14 of the Supplemental Information Report, which has been corrected to state $(0.14) and not $0.14 has previously reported.

This Form 8-K/A, hereby amends Exhibit 99.1 of Item 9.01(d) of the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

(d) Exhibits.

99.1 Grubb & Ellis Healthcare REIT II, Inc. Supplemental Information Report for the quarter ended June 30, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

September 2, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Grubb & Ellis Healthcare REIT II, Inc. Supplemental Information Report for the quarter ended June 30, 2011